UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
_______

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The following Exhibit is incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as an exhibit thereto and is filed as part of this Current Report.

8.1
Tax Opinion of Davis Polk & Wardwell relating to 12.50% (equivalent to 25.00% per annum) Reverse Exchangeable Notes due September 19, 2008 Linked to the Least Performing Common Stock of Bank of America Corporation, Citigroup Inc., The Goldman Sachs Group, Inc. and Merrill Lynch & Co., Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin

	Name:	Neila B. Radin
	Title:	Senior Vice President

Dated: March 17, 2008

EXHIBIT INDEX

Exhibit Number	Description
8.1
Tax Opinion of Davis Polk & Wardwell relating to 12.50% (equivalent to 25.00% per annum) Reverse Exchangeable Notes due September 19, 2008 Linked to the Least Performing Common Stock of Bank of America Corporation, Citigroup Inc., The Goldman Sachs Group, Inc. and Merrill Lynch & Co., Inc.